Exhibit 32.1

PUBLIC COMPANY MANAGEMENT CORPORATION

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Quinn Hoa T. Tran, the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to their knowledge, the Quarterly Report on Form 10-Q of Public Company Management Corporation (the "Company") for the fiscal quarter ended March 31, 2026 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Date:  May 11, 2026

By: /s/ Quinn Hoa T. Tran

Quinn Hoa T. Tran,

Chief Executive Officer

Chief Financial Officer

(Principal Executive and Financial Officer)